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                                                                    EXHIBIT 10.4

                              TERMINATION AGREEMENT

      THIS TERMINATION AGREEMENT (the "Termination Agreement") is entered into and made effective this 11th day of February 2004, by and between CANARGO ENERGY CORPORATION, a Delaware corporation ("CanArgo") and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership ("Cornell").

      WHEREAS, on December 17, 2003, CanArgo and Cornell entered into that certain Standby Equity Distribution Agreement, as well as the related Registration Rights Agreement, Placement Agent Agreement, Escrow Agreement and the Secured Compensation Debenture of even date therewith (together with the Standby Equity Distribution Agreement, the "Transaction Documents"); and

      WHEREAS, the parties hereto now desire to terminate the Transaction Documents.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereto hereby terminate and cancel the Transaction Documents as of the date hereof and none of the parties to the Transaction Documents shall have any further rights or obligations arising from or relating to the Transaction Documents.

      IN WITNESS WHEREOF, the undersigned parties have entered into this Termination Agreement on this 11th day of February 2004.

                                    CANARGO ENERGY CORPORATION

                                    By: ________________________________________
                                    Name:  Vincent McDonell
                                    Title: Director & Chief Financial Officer

                                    CORNELL CAPITAL PARTNERS, LP

                                    BY:  YORKVILLE ADVISORS, LLC
                                    ITS: GENERAL PARTNER

                                    By: ________________________________________
                                    Name:  Mark Angelo
                                    Title: Portfolio Manager & President

                                    SOLELY WITH RESPECT TO THE PLACEMENT
                                    AGENT AGREEMENT:

                                    NEWBRIDGE SECURITIES CORPORATION

                                    By: ________________________________________
                                    Name:
                                    Title: